UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2002


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


MARYLAND_______________________________1-13589_________________36-4173047_____
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(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation)                           Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois______________60601________
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      (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: (312)917-1300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS.

     On April 8, 2002, Prime Group Realty Trust (the "Company") issued a press release announcing that Michael W. Reschke had resigned from his position as Chairman of the Board of Trustees of the Company and that Richard S. Curto had resigned from his position as Chief Executive Officer of the Company, in order for them to respectively pursue other business interests. Messrs. Reschke and Curto will continue to serve as members of the Board of Trustees of the Company. Steven J. Nardi has been appointed as acting Chairman of the Board of Trustees. Mr. Nardi has served as Vice Chairman of the Company's Board of Trustees since 1997. The Company's Co-Presidents, Louis G. Conforti and Jeffrey A. Patterson, will continue in their current capacities and will report directly to Mr. Nardi. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Messrs. Reschke and Curto each entered into a Separation Agreement with the Company in connection with their resignations (together, the "Separation Agreements"). The Separation Agreement applicable to Mr. Reschke provides, among other things, for separation payments to Mr. Reschke calculated in accordance with his Amended and Restated Employment Agreement for accrued but unpaid base compensation through April 8, 2002, 30 days' additional base compensation, severance compensation of $625,000 and other accrued compensation of $41,827. The termination compensation to Mr. Reschke is payable in part in six monthly installments of $18,750 each, with the balance due, with interest thereon determined in accordance with the agreement, on or before November 8, 2002.

     The Separation Agreement applicable to Mr. Curto provides, among other things, for separation payments to Mr. Curto calculated in accordance with his
Amended  and  Restated   Employment   Agreement  for  accrued  but  unpaid  base
compensation through April 8, 2002, 30 days' additional base compensation, severance compensation of $935,000 and other accrued compensation of $89,641. The termination compensation to Mr. Curto is payable in part in six monthly installments of $31,667 with the balance due, with interest thereon determined in accordance with the agreement, on or before November 8, 2002. In addition, Mr. Curto's unvested stock options and restricted stock awards became fully vested pursuant to his Separation Agreement in exchange for certain other concessions from Mr. Curto.

     The Separation Agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

(b)            Exhibits:

               Exhibit
                 No.         Description
               ---------
                 10.1        Separation Agreement dated April 8, 2002 among
                             Prime Group Realty Trust, Prime Group Realty, L.P.
                             and Michael W. Reschke.

                 10.2 Separation Agreement dated April 8, 2002 among Prime Group Realty Trust, Prime Group Realty, L.P. and Richard S. Curto.

                 99.1        Press Release dated April 8, 2002.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 10, 2002               PRIME GROUP REALTY TRUST

                                    By:/s/ Louis G. Conforti
                                    ------------------------
                                    Name:  Louis G. Conforti
                                           Co-President and
                                           Chief Financial Officer